October 8, 2025
Filed pursuant to Rule 497(e)
File Nos. 333-192733; 811-22917

WBI BullBear Value 3000 ETF (WBIF)
WBI BullBear Yield 3000 ETF (WBIG)
WBI BullBear Quality 3000 ETF (WBIL)
WBI Power Factor® High Dividend ETF (WBIY)
WBI BullBear Trend Switch US 1000 ETF (WBIK)
WBI BullBear Trend Switch US 2000 ETF (WBIM)
WBI BullBear Trend Switch US 1000 Total Return ETF (WBIQ)
WBI BullBear Trend Switch US 2000 Total Return ETF (WBIS)

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated October 31, 2024, and as supplemented and amended

Effective October 15, 2025, the Creation Unit aggregation for each Fund is 10,000 shares.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.